Exhibit 10.5

COMMERCIAL LOAN AGREEMENT

This COMMERCIAL LOAN AGREEMENT (the “Agreement”) is made and entered into effective as of this 16th day of September 2021 (“Effective Date”), by and between TOPPS, LLC, an Arizona limited liability company (“Lender”) and RIVULET FILMS, INC., a Delaware corporation (“Borrower”).

RECITALS:

A.          Borrower has requested of Lender a loan in the aggregate principal amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00) (the “Loan”) for general business purposes.

B.          The Loan shall be evidenced by a promissory note in the maximum principal amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00) of even date herewith (the “Note”) and secured by an assignment of certain film rights and film tax credits pursuant to Collateral Security Agreements from PBP Productions, LLC and Mistress Movie, LLC, as well as a Personal Guarantee of Michael J. Witherill and Debbie J. Witherill;

C.          As an inducement for Lender to enter into this Loan Agreement, Borrower hereby execute and deliver to Lender this Agreement, Note, Collateral Security Agreements and Personal Guarantee (the “Loan Documents”).

AGREEMENT:

Now, Therefore, in consideration of the mutual covenants contained herein, it is agreed:

1.           Loan. Subject to the terms and conditions hereof, Lender agrees to loan to or for the benefit of the Borrower during the Loan Term, in the manner and upon the terms, conditions and adjustments herein and provided in an amount not to exceed the aggregate maximum principal amount of Six Hundred Thousand 00/100 Dollars ($600,000.00). The Loan funds shall be advanced to Borrower as Lender may approve and upon Borrower’s compliance with the requirements set forth in Section 2 below and shall be subject to the terms, conditions, and covenants of this Agreement

2.           Conditions to Loan. Lender shall advance the Loan funds to Borrower in accordance with the terms, conditions, and covenants of this Agreement and upon following:

(a)         Borrower has delivered all fully executed Loan Documents in a condition satisfactory to Lender;

(b)         Borrower has delivered all other documents as may be required by Lender, in form and substance satisfactory to and approved by Lender, shall have been duly and validly executed and delivered to Lender by Borrower or such other person or entity as may be requested by Lender;

(c)         Borrower is not otherwise in default of any terms, conditions and/or covenants as set forth under the Loan Documents;

(d)        The representations and warranties contained herein are then true with the same effect as though made at the time of the execution of the Loan Documents;

(e)         Borrower shall pay Lender’s legal fees in an amount of $6,000.00 together with any costs or third party expenses;

(f)          Borrower shall pay IPCC, LLC, a consulting fee in the amount equal to five percent (5%) of the principal loan amount.

3.          Term. The term of this Agreement shall commence on actual day of closing and continue for a period of twelve (12) months (“Term”) and may be extended only upon the prior written approval of Lender in its sole and absolute discretion.

4.          Payment Terms.

(a)         Interest shall accrue on the unpaid principal balance of the Note at the rate of nineteen percent (19%) per annum (“Note Rate”).

(b)         Borrower shall prepay twelve (12) months interest an amount equal to One Hundred and Fourteen Dollars 00/100 ($114,000.00).

(c)         The full principal balance due under the Note and any unpaid interest or other charges shall be paid in full on or before the Term.

5.          Conditions Precedent. Lender’s obligations under this Agreement are subject to the following conditions precedent;

(a)         Lender shall have received from Borrower, in a form and substance satisfactory to Lender, the duly executed documents, instruments, information, agreements, notes, guarantees, certificates, orders, authorizations, financing statements, and other such documents that Lender may reasonably request.

(b)        The representations and warranties of Borrower as set forth in Section 10 shall be true and correct in all material respects as of the date hereof.

(c)         Lender shall have received, in form and substance satisfactory to Lender, all information that Lender has reasonably requested to conduct its due diligence on the Borrower.

(d)        Lender shall have received the results of lien searches for the Borrower as Lender shall reasonably request.

(e)        There shall not be pending or, to the best knowledge of the Borrower threatened, any litigation, action, charge, claim, demand, suit, proceeding, petition, governmental investigation, or arbitration by, against, or affecting the Borrowers or any property of the Borrower that has not been disclosed by the Borrower to Lender in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation, or arbitration that, in Lender’s opinion, would reasonably be expected to have a materially adverse effect upon Borrower.

(f)          Borrower shall have received all requisite governmental and third-party approvals and consents, if any, necessary for the Borrower to enter into and perform its obligations under this Agreement, all in form and substance satisfactory to Lender.

6.           Financial Covenants. Borrower expressly covenants that upon and Effective Date of this Agreement and continuing at all times during the Term that Borrower shall:

(a)         not incur any other indebtedness to any third party(ies) for any purpose unless Borrower causes such indebtedness to be subordinated to this Agreement pursuant to a subordination agreement in a form and content as may be approved by Lender in it’s sole and absolute discretion;

(b)         not assign, transfer, hypothecate or grant any interest of any nature whatsoever to the Property to any third party(ies) without the express written consent of Lender, which consent shall be in Lender’s sole and absolute discretion.

7.           Financial Disclosure Requirements. Borrower shall provide Lender with true and accurate copies of such financial records or reports as Lender may request in furtherance of Borrower request of Lender to enter into this Agreement.

8.           Security. The obligations of Borrower to Lender as evidenced by or provided for in the Loan Documents, and specifically including, without limitation, the obligations under the Note and this Agreement, shall be secured by Collateral Security Agreements from Borrower, PBP Productions, LLC and Mistress Movie, LLC. The obligations of Borrower shall be further secured by the Personal Guarantee of Michael and Debbie Witherill.

9.           Indemnity. Borrower agrees to fully indemnify, defend, and hold Lender harmless from any and all losses, costs, charges, damages, penalties or expenses, of any nature whatsoever, that Lender may suffer, sustain or incur as a consequence of: (a) the failure of Borrower to make any payments when due under the Note after Borrower has given a Notice of Default; (b) Borrower’s acts or omissions with any person(s); and/or (c) any Event of Default.

10.         Representations and Warranties. The Borrower represents and warrants to Lender as follows:

(a)      That Borrower has the power and authority necessary to execute, deliver and perform the transactions as contemplated by the Loan Documents.

(b)      That this Agreement and all Loan Documents as required to be executed and delivered by Borrower in favor of Lender shall, upon execution, constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with the terms of the same, except as may be otherwise limited by applicable bankruptcy, insolvency, reorganization or similar lows affecting the enforcement of creditors rights.

(c)      That the Loan proceeds as issued by Lender to Borrower shall be used solely and exclusively in accordance with the terms and conditions of this Agreement.

(d)      That the security documents required to be executed and delivered to Lender for the Collateral Security Agreements shall be effective to create in favor of Lender, a legal, valid, and enforceable security interest in and to the assets described therein and upon execution and delivery, shall constitute a first priority lien or security interest in all right, title and interest in the assets superior to any other person(s) or entity(ies).

(e)       There is no known litigation or other proceeding pending or threatened against Borrower before any court or administrative agency that might result in any material, adverse change in the condition of Borrower.

(f)       That this Agreement and all other documents that are to be executed in connection with the transaction contemplated hereby have been duly authorized, executed and delivered and to the best of Borrower’s knowledge constitute binding obligations enforceable in accordance with their respective terms, except to the extent that their enforcement may be limited by bankruptcy, reorganization, moratorium, insolvency or other similar laws affecting creditors’ rights generally, or be limited by the application by a court of equitable principals if equitable remedies are sought.

(g)       That the Loan Documents are not usurious under applicable law.

(h)       That no statement or information contained in this Agreement, or any other document, certificate or statement furnished or delivered by Borrower to Lender for use in connection with the transactions contemplated by this Agreement contained as of the date of such statement, information, document, or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make any statements contained herein or therein not materially misleading.

(i)        That all of the representations and warranties of Borrower contained in the Loan Documents remain true, correct, and complete as of the date hereof.

11.        Events of Default. Upon default or breach by Borrower of any term, condition or covenant of this Agreement; or the failure of Borrower to timely comply with any condition hereof, or upon default in any payment or performance required by the Loan Documents; or if Borrower shall become in default with respect to any other indebtedness or obligation of Borrower to Lender; or in the event of a materially adverse event occurring to Borrower’s financial condition; or in the event of a materially adverse event impairing Borrower’s ability to repay any obligations under the Note; then, in any such event, Lender may, at its option, regard the same as a breach of the conditions of the Loan Documents and upon or after ten (10) days written notice to cure such event(s) of default to Borrower, declare the indebtedness evidenced by the Loan Documents immediately due and payable, without further notice or demand, and Lender shall be entitled to the immediate foreclosure of the Property or exercise of other remedies thereunder, and may, additionally or alternatively, avail itself of any other relief to which Lender may be legally or equitably entitled. Upon any default under this Section 11 Lender shall be entitled to specific performance in addition to any other remedies as may be available to Lender at law or in equity. Additionally, upon an event of a default as described herein, default interest shall accrue at the rate of twenty-five percent (25%) per annum until the outstanding unpaid principal amount has been paid in full.

12.       Attorneys Fees. If it becomes necessary for Lender or Borrower to engage legal counsel or to bring an action at law or other proceedings to enforce any of the terms, covenants or conditions of this Agreement or the Loan Documents, the non-prevailing party in such action shall pay all reasonable attorney fees, as well as all cost and expenses, so incurred by the prevailing party. Any such attorney fees owing to Lender shall be secured by the Deed of Trust and shall be included in any judgment obtained by Lender.

13.       Beneficiary. This Agreement is made for the sole protection and benefit of the Borrower and Lender, and no other person or persons whomsoever shall have any right or action hereon. It is expressly intended that no broker or agent shall be a third-party beneficiary of this Agreement. There are no representations, promises, warranties, understandings, or agreements, express or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Agreement is its voluntary act and deed and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings, or agreements made by Lender, its agents, officers, employees, or representatives. No promise, representation, warranty, or agreement made subsequent to the execution and delivery hereof by either party hereto, and no revocation, partial or otherwise, change, amendment, addition, alteration, or modification of this Agreement, shall be valid unless the same shall be in writing signed by all of the parties hereto or by their duly authorized agent.

14.       Governing Law; Jurisdiction and Venue. This Agreement and the other Loan Documents and the rights and obligation of the parties hereunder and there under shall be construed in accordance with and be governed by the law of the State of Arizona, without regard to principles of conflicts of laws. Any legal action or proceeding against the Borrowers with respect to this Agreement or any other Loan Documents may be brought in the courts of the State of Arizona located in Maricopa County or in the United States Federal courts located in Maricopa County, and, by execution and delivery of this Agreement, the Borrowers hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

15.       Waiver of Jury Trial. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

16.       No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power, or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other any right, remedy, power or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

17.       Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Lender.

18.       Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

19.       Notices. All notices specified herein shall be in writing and shall be delivered in accordance with the provisions set forth below to the other party at the following addresses (and fax numbers) or at such other addresses (or fax numbers) as a party may designate by a notice given in any of the manners described following the addresses set forth below:

If to Lender:	TOPPS, LLC
Attn: Cobey Hendren 11575 North 87th Place Scottsdale, AZ 85260
Email: cobey.hendren@outlook.com

If to Borrower:	Rivulet Films, Inc.
Attn: Michael Witherill
1206 E. Warner Rd., Ste 101-1
Gilbert, AZ 85296
Email: mw@rivuletfilms.com

All notices to be given pursuant to this Agreement shall be sufficient if (a) personally delivered, (b) sent by electronic mail, or (c) mailed postage prepaid, by (i) United States certified or registered mail, return receipt requested, or (ii) an overnight express mail, service providing for the equivalent of a return receipt to the sender, to the above described addresses of the parties hereto, or to such other address as a party may request in a writing complying with the provisions of this Section. Any notice hereunder shall be deemed to be received for the purposes of this Agreement (x) upon receipt of such notice (if personally delivered or sent by email), (y) two (2) business days after the date such notice is deposited in the mail (if mailed), or (z) the next business day after the date such notice is given to the overnight express mail service (if sent by overnight express mail service).

18.       Amendment or Waiver. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged, or terminated unless such change, waiver, discharge, or termination is in writing signed by the Lender and the Borrowers.

19.       Entire Agreement. This Agreement, and the Loan Documents contain the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made (other than the Loan Agreements) are expressly merged in and made a part of this Agreement. Each of the parties hereby acknowledges that this Agreement and other Agreements are each the result of mutual negotiation and therefore any ambiguity in their respective terms shall not be construed against the drafting party.

In Witness Whereof, the parties hereto have executed this Loan Agreement as of the day and year first above written.

Lender:	Borrower:

TOPPS, LLC	Rivulet, Inc.

By:	By:	/s/ Michael Witherill
Its: Authorized Manager	Its: Authorized Manager